CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

Shares		Value ($)
Common Stock — 95.7%
ENERGY — 0.4%
505,000	NextDecade Corp. (a)(b)	3,343,100
40	Transocean (b)	183

		3,343,283

FINANCIAL — 6.5%
47,996	American Banknote Corp. (c)(d)	102,731
56,491,864	Specialty Financial Products, Ltd. (c)(d)(e)	62,835,900

		62,938,631

GAMING/LEISURE — 0.3%
26,712	LLV Holdco LLC - Series A, Membership Interest (b)(c)(d)(e)	2,913,965
144	LLV Holdco LLC - Series B, Membership Interest (b)(c)(d)(e)	15,720

		2,929,685

HEALTHCARE — 0.4%
222,180	Aerie Pharmaceuticals, Inc. (a)(b)(f)	2,021,838
242,950	Heron Therapeutics, Inc. (a)(b)	1,389,674

		3,411,512

INDUSTRIALS — 0.2%
8	Pendrell Corp. (b)(c)(d)	1,778,568

MATERIALS — 0.1%
64,000	Loma Negra Cia Industrial Argentina SA ADR (a)(b)	366,080

REAL ESTATE — 20.1%
667,680	Allenby (b)(c)(d)(e)	—
2,232,640	Claymore (b)(c)(d)(e)	468
164,149	Cresud SACIF y A ADR (a)(b)	1,346,024
133,495,360	NexPoint Real Estate Capital (c)(d)(e)	45,751,529
86,648	NexPoint Residential Trust, Inc., REIT(a)(e)	7,825,181
86,369	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	120,324,972
143,222	Washington Real Estate Investment Trust, REIT(a)	3,652,161
1,181,128	Whitestone, Class B, REIT(a)(f)	15,649,946

		194,550,281

REAL ESTATE INVESTMENT TRUST — 67.6%
508,815,338	NexPoint Real Estate Opportunities, LLC, REIT(c)(d)(e)	653,126,561

UTILITIES — 0.1%
327,750	Central Puerto SA ADR (a)(b)	1,320,833
26,220	Entegra TC LLC (c)(d)	—

		1,320,833

	Total Common Stock (Cost $862,081,380)	923,765,434

Shares		Value ($)
Preferred Stock — 10.9%
FINANCIAL — 10.9%
14,500	Aberdeen Loan Funding, Ltd. (g)	2,610,000
13,800	Brentwood CLO, Ltd. (c)(d)(g)	7,038,000
14,800	Brentwood Investors, 02/01/2022(c)(d)(g)(i)	7,548,000
13,006	Eastland CLO, 05/01/2022(g)(i)	5,159,047
7,750	Gleneagles CLO, 12/30/2049(b)(c)(d)(g)(i)	3,177,500
13,700	Grayson Investors, 11/01/2021(c)(d)(g)(i)	5,343,000
42,750	Greenbriar CLO, Ltd., 11/01/2021(g)(i)	19,380,000
125,000	Jasper CLO, Ltd. (c)(d)(g)	5,937,500
10,000	Liberty CLO, Ltd., 11/01/2017(g)(i)	2,800,000
8,500	Red River CLO, Ltd., 07/27/2018(c)(d)(g)	892,500
4,871	Rockwall CDO, 08/01/2024(b)(g)(i)	2,727,760
4,800	Rockwall CDO (g)(h)	2,136,000
10,500	Rockwall CDO, Ltd., 08/01/2021(g)(i)	4,672,500
6,000	Southfork CLO, Ltd., 05/01/2017(c)(d)(g)(i)	1,560,000
2,000	Stratford CLO, 11/01/2021(g)(i)	745,000
41,500	Stratford CLO, Ltd., 11/01/2021(g)(i)	15,458,750
35,507	Westchester CLO, Ltd., 08/01/2022(c)(d)(g)(i)	18,197,337

		105,382,894

	Total Preferred Stock (Cost $129,948,696)	105,382,894

LLC Interest — 1.9%
REAL ESTATE — 1.9%
7,708,491	SFR WLIF III, LLC(c)(d)(e)	7,239,430
11,311,792	Tivoli North LLC(c)(d)	11,311,792

	Total LLC Interest (Cost $19,020,283)	18,551,222

U.S. Senior Loans (j) — 1.2%
GAMING/LEISURE — 1.2%
8,264,193	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, 05/30/19 (c)(d)(k)	—
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/22 (c)(d)	148,774
9,241,411	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (c)(d)(e)	10,793,969

		10,942,743

UTILITIES — 0.0%
92,329,417	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (l)	96,946

		96,946

	Total U.S. Senior Loans (Cost $19,917,328)	11,039,689

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

Shares		Value ($)
Collateralized Loan Obligations — 0.3%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (i)(m)	1,950,000
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2022 (c)(d)	423,000

	Total Collateralized Loan Obligations (Cost $6,915,062)	2,373,000

Warrant — 0.0%
ENERGY — 0.0%
4,071	Arch Resources, Expires 10/08/2023(b)	366,390

	Total Warrants (Cost $— )	366,390

Sovereign Bond — 0.0%
75,736	Argentine Republic Government International Bond, 1.00%, 07/09/29	25,873

	Total Sovereign Bonds (Cost $44,258)	25,873

Corporate Bonds & Notes — 0.0%
COMMUNICATION SERVICES — 0.0%
26,744	iHeartCommunications, Inc. 6.38%, 05/01/26	27,569
49,013	8.38%, 05/01/27	50,790

		78,359

	Total Corporate Bonds & Notes (Cost $196,977)	78,359

Foreign Corporate Bonds & Notes — 0.0%
NETHERLANDS — 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, (c)(d)(k)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,527)	—

Repurchase Agreement(n)(o) — 0.0%
66	Citibank 0.300%, dated 3/31/2022 to be repurchased on 04/01/2022, repurchase price $66 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $0 - $33, 0.000% - 7.125%, 04/07/2022 - 02/15/2050; with a total market value of $66)	66

	Total Repurchase Agreements (Cost $66)	66

Shares		Value ($)
Cash Equivalents — 3.7%
MONEY MARKET FUND(p) — 3.7%
36,149,843	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.160%	36,149,843

	Total Cash Equivalents (Cost $36,149,843)	36,149,843

Total Investments - 113.7%		1,097,732,770

(Cost $1,136,528,420)

Securities Sold Short — 0.0%
Common Stock — 0.0%
INFORMATION TECHNOLOGY — 0.0%
(2,720)	Coupa Software, Inc. (q)	(276,434)

	Total Common Stock (Proceeds $765,324)	(276,434)

	Total Securities Sold Short - 0.0% (Proceeds $765,324)	(276,434)

Other Assets & Liabilities, Net - (13.7)%(r)		(131,706,693)

Net Assets - 100.0%		965,749,643

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $36,597,296.
(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $966,461,216, or 100.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $966,461,216, or 100.1% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2022. Please see Notes to Consolidated Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $910,827,695, or 94.3% of net assets, were affiliated with the Fund as of March 31, 2022.
(f)

Securities (or a portion of securities) on loan. As of March 31, 2022, the fair value of securities loaned was $502,092. The loaned securities were secured with cash and/or securities collateral of $510,711. Collateral is calculated based on prior day’s prices.

(g)	There is currently no rate available.
(h)	Perpetual security with no stated maturity date.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2022, these securities amounted to $88,718,894 or 9.2% of net assets.

(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2022, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.452% and 0.962%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(k)	The issuer is, or is in danger of being, in default of its payment obligation.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(n)	Tri-Party Repurchase Agreement.
(o)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2022 was $66.
(p)	Rate shown is 7 day effective yield.
(q)	No dividend payable on security sold short.
(r)	As of March 31, 2022, $282,744 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

ADR — American Depositary Receipt

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

LLC — Limited Liability Company

Ltd. — Limited

REIT — Real Estate Investment Trust

USD — U.S. Dollar

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

Organization

NexPoint Diversified Real Estate Trust (the “Company”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the three months ended March 31, 2022. The Company trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NXDT. The Company may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Company commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management Company Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Company.

On November 8, 2021, the Company changed its name from NexPoint Strategic Opportunities Fund to NexPoint Diversified Real Estate Trust.

The Company is in the process of converting to a diversified real estate investment trust (“REIT”). On August 28, 2020, shareholders approved the conversion proposal and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company is realigning its portfolio so that it is no longer an “investment company” under the Investment 1940 Act. On March 31, 2021, the Company filed an application with the SEC for an order under the 1940 Act declaring that the Company is no longer an investment company (the “Deregistration Order”). During the SEC’s review process, the Company will continue to be structured as a registered closed-end investment company. The Company has repositioned its investment portfolio sufficient to achieve REIT tax status and is operating during its 2021 taxable year so that it may qualify for taxation as a REIT.

On January 8, 2021, the Company announced the final results of its Exchange Offer, pursuant to which the Company purchased the Company’s Common Shares in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred Shares”). The Series A Preferred Shares were listed on the New York Stock Exchange (NYSE: NHF PR A) on January 8, 2021. Pursuant to the terms of the Exchange Offer, the Company purchased 8,750,121.132 Common Shares at a price of $12.00 per Common Share, for an aggregate purchase price of approximately $105 million. Upon retirement of the repurchased shares, the net asset value was $152 million, or $17.41 per share.

As part of the Exchange Offer consideration, the Company issued 3,359,593 Series A Preferred Shares, with an aggregate liquidation preference of $83,989,825. The remainder of the Exchange Offer consideration consisted of approximately $21 million in cash. Egan-Jones Ratings Company assigned an investment grade corporate rating of BBB- to the Series A Preferred Shares and a rating of BBB to the Company. Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.50% of the $25.00 per share liquidation preference and will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning with the first payment on March 31, 2021.

Basis for Consolidation

The Company consolidates NHF TRS, LLC (the “NHF TRS”), a Delaware wholly owned subsidiary, for financial reporting. NHF TRS is a taxable REIT subsidiary created to hold investments that would otherwise disqualify, or potentially disqualify, electing REIT tax status beginning in 2021 if held directly by the Company, as well as a part of the Deregistration Order which is included within the consolidated financial statements of the Company. All inter-company accounts and transactions have been eliminated in the consolidation. The Company is the sole shareholder of the NHF TRS, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the NHF TRS. NHF TRS will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Company when viewed on a consolidation.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

Valuation of Investments

The company’s investments are recorded at fair value. In computing the Company’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Company’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Company has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Company’s NAV, will be valued by the Company at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Company’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Company’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Company. The NAV shown in the Company’s financial statements may vary from the NAV published by the Company as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Company’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2022, the Company’s investments consisted of senior loans, repurchase agreement, collateralized loan obligations, corporate bonds and notes, foreign bonds and notes, sovereign bonds, common stocks, preferred stocks, warrants, LLC Interests and securities sold short. The fair value of the Company’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Company’s common stocks, preferred stocks, other registered investment companies and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Company’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Company has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Company may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Company’s assets as of March 31, 2022 is as follows:

	Total value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Diversified Real Estate Trust
Assets
Common Stock
Energy	$3,343,283	$3,343,283	$—	$—
Financial	62,938,631	—	—	62,938,631
Gaming/Leisure	2,929,685	—	—	2,929,685
Healthcare	3,411,512	3,411,512	—	—
Industrials	1,778,568	—	—	1,778,568
Materials	366,080	366,080	—	—
Real Estate	194,550,281	28,473,312	—	166,076,969
Real Estate Investment Trust	653,126,561	—	—	653,126,561
Utilities	1,320,833	1,320,833	—	—
Preferred Stock
Financial	105,382,894	—	55,689,057	49,693,837
LLC Interest	18,551,222	—	—	18,551,222
U.S. Senior Loans
Gaming/Leisure	10,942,743	—	—	10,942,743
Utilities	96,946	—	96,946	—
Collateralized Loan Obligations	2,373,000	—	1,950,000	423,000
Warrants
Energy	366,390	—	366,390	—
Sovereign Bonds	25,873	—	25,873	—
Corporate Bonds & Notes
Communication Services	78,359	—	78,359	—
Foreign Corporate Bonds & Notes
Healthcare - Netherlands	—	—	—	—	(1)
Repurchase Agreements	66	66	—	—
Cash Equivalents	36,149,843	36,149,843	—	—

Total Assets	1,097,732,770	73,064,929	58,206,625	966,461,216

Liabilities
Securities Sold Short
Common Stock
Information Technology	(276,434)	(276,434)	—	—

Total Liabilities	(276,434)	(276,434)	—	—

Total	$1,097,456,336	$72,788,495	$58,206,625	$966,461,216

(1)	Security with zero value.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2022.

		Balance as of December 31, 2021	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ Losses	Change in Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Distribution to Return of Capital	Balance as of March 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments at March 31, 2022
NexPoint Diversified Real Estate Trust
U.S. Senior Loan
	Gaming/Leisure	$13,414,012	$—	$—	$—	$—	$(412,036)	$—	$(2,059,233)	$—	$10,942,743	$(412,036)
	Utilities	92,791	—	(92,791)	—	—	—	—	—	—	—	2,323,261
Preferred Stock
	Financial	49,871,930	—	—	—	—	(178,093)	—	—	—	49,693,837	(178,092)
LLC Interest
	Real Estate	71,294,800	—	—	—	(1,735,464)	3,236,138	11,311,793	(65,556,045)	—	18,551,222	3,236,139
Collateralized Loan Obligation		3,105,250	—	—	16,572	(1,905,335)	1,607,763	—	(2,401,250)	—	423,000	1,607,505
Common Stock
	Financial	58,240,347	—	—	—	—	4,145,198	3,803,086	—	(3,250,000)	62,938,631	4,145,197
	Gaming/Leisure	2,552,497	—	—	—	—	377,188	—	—	—	2,929,685	377,188
	Industrials	1,667,568	—	—	—	—	111,000	—	—	—	1,778,568	111,000
	Real Estate	166,267,400	—	—	—	—	(67,499,643)	67,309,212	—	—	166,076,969	(3,796,337)
	Real Estate Investment Trust	553,388,370	—	—	—	—	99,738,191	—	—	—	653,126,561	32,428,979
	Utilities	—	—	—	—	—	—	—	—	—	—	—
Foreign Corporate Bonds & Notes
	Healthcare – Netherlands	—	—	—	—	—	—	—	—	—	—	—

Total		$919,894,965	$—	$(92,791)	$16,572	$(3,640,799)	$41,125,706	$82,424,091	$(70,016,528)	$(3,250,000)	$966,461,216	$39,842,804

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the three months ended March 31, 2022, there were two U.S. Senior Loan positions that transferred out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at March 31, 2022	Valuation Technique	Unobservable Inputs	Input Value(s)

Common Stock	$886,850,414	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)
			Multiple of EBITDA	2.75x-3.75x (3.25x)
			NAV / sh	$19.64
			Value per Acre Multiple	$1,600 - $1,800
		Discounted Cash Flow	Discount Rate	8% -27.5% (13.63%)
		Transaction Indication of Value	Enterprise Value ($mm)	$835.00
			Offer Price Per Share	$1.10
		Direct Capitalization Method	Capitalization Rates	5.75% - 9.8% (7.47%)
		Net Asset Value	N/A	N/A
Preferred Stock	49,693,837	Third Party Indication of Value	Broker Quote	Various
LLC Interest	18,551,222	Discounted Cash Flow	Discount Rate	1.49%-5.43% (3.46%)
			Cost price ($mm)	$11.31
Collateralized Loan Obligation	423,000	Third Party Indication of Value	Broker Quote	Various
U.S. Senior Loans	10,942,743	Discounted Cash Flow	Discount Rate	11.00%
		Transaction Indication of Value	Net purchase price ($mm)	$6.36

Total	$966,461,216

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology above ranged from as low as 25% to as high as 100% as of March 31, 2022. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate and net purchase price. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s Preferred Stock and Collateralized Loan Obligations is the broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the price/MHz-PoP multiple, EBITDA multiple, discount rate, enterprise value, subscription price, tender offer and capitalization rates. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Company considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Company also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Company expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

Securities Sold Short

The Company may sell securities short. A security sold short is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. When the Company sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Company may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Company may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Company.

When securities are sold short, the Company intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Company exceeds 25% of the value of its total assets. The Company may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Company is subject to interest rate risk in the normal course of pursuing its investment objectives. The Company may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Company may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Company may hold options, write option contracts, or both.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Company desires. The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Company will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Company may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Diversified Real Estate Trust

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2022.

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2022	Shares at March 31, 2022	Affiliated Income

Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	450,716,502	$553,388,370	$67,309,213	$—	$—	$—	$32,428,978	$653,126,561	508,815,338	$2,515,000
NexPoint Real Estate Capital	133,495,360	45,942,428	—	—	—	—	(190,898)	45,751,530	133,495,360	—
Specialty Financial Products, Ltd. (Common Stocks)	52,478,547	58,098,999	3,803,086	—	(3,250,000)	—	4,183,815	62,835,900	56,491,864	500,000

Other Affiliates			—	—	—	—
SFR WLIF I, LLC	40,322,605	38,253,733	—	(39,187,927)	—	(1,134,678)	2,068,872	—	—	—
SFR WLIF II, LLC	26,968,904	25,739,661	—	(26,368,118)	—	(600,786)	1,229,243	—	—	—
SFR WLIF III, LLC	7,708,491	7,301,406	—	—	—	—	(61,977)	7,239,429	7,708,491	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,327,500	15,817,735	—	(2,059,233)	—	—	(34,848)	13,723,654	9,268,267	274,916
NexPoint Residential Trust, Inc.	86,292	7,233,859	32,308	—	(26,305)	—	585,319	7,825,181	86,648	6,223
NexPoint Storage Partners, Inc.	86,369	120,324,972	—	—	—	—	—	120,324,972	86,369	—

Other Controlled			—	—	—	—
Allenby (Common Stocks)	667,680	—	—	—	—	—	—	—	667,680	—
Claymore (Common Stocks)	2,232,640	—	—	—	—	—	468	468	2,232,640	—

Total	726,090,890	$872,101,163	$71,144,607	$(67,615,278)	$(3,276,305)	$(1,735,464)	$40,208,972	$910,827,695	718,852,657	$3,296,139